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Exhibit 10.1

** NOTE: CERTAIN MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

AMENDMENT FOUR TO INTEGRATED
NETWORK SOLUTION PURCHASE AGREEMENT

        THIS AMENDMENT FOUR TO INTEGRATED NETWORK SOLUTION PURCHASE AGREEMENT (this "Amendment Four"), is effective as of August 21, 2002 (the "Effective Date"), by and between Genuity Solutions Inc., with a principal business address at 225 Presidential Way, Woburn, Massachusetts 01801 ("Genuity"), and Allegiance Telecom Company Worldwide, with a principal business address at 9201 N. Central Expressway, Dallas, Texas 75231 ("Allegiance") (collectively, the "Parties"), which amends that certain Integrated Network Solution Purchase Agreement by and between the Parties dated July 24, 2000, as amended from time to time (the "Agreement").

        WHEREAS, as of the date hereof, the Parties have verbally agreed to, and Allegiance has implemented, Ports in excess of the Cumulative Required Capacity and in advance of the dates set forth in the Implementation Plan set forth in the Agreement; and

        WHEREAS, the Parties desire to memorialize their verbal agreement and further amend the Agreement to include, without limitation, (i) a new Minimum Required Capacity **; (ii) a revised Purchase Price Payment Schedule; and (iii) an updated and amended Termination Schedule.

        NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to the foregoing and as follows:

1. Amendments.

        a.    Section 2.4(a).

  (1)
  The Implementation Plan schedule set forth in Section 2.4(a) of the Agreement is deleted in its entirety and replaced with the Implementation Plan schedule attached hereto as Attachment A, which the Parties agree is the actual and reconciled Implementation Plan on which the Purchase Price payment schedule (Section 3.1(a)) and the Termination Value schedule (Section 10.6) are based. Notwithstanding the foregoing, the Parties agree that solely for purposes of calculation of any offsets against the Purchase Price available to Genuity under Section 2.5(b) of the Agreement as a result of Allegiance's non-fulfillment of a Request associated with the implementation of **, or Cumulative Required Capacity for each of the months of **, the Parties shall use the implementation schedule set forth below in 1(b) of this Amendment Four.

  (2)
  Section 2.4(a) shall be amended by replacing the second sentence of such Section with the following:

    "During the Term, Genuity will request, and Allegiance will implement, a minimum of ** Ports (the "Minimum Required Capacity") in accordance with the Implementation Plan. The new Minimum Required Capacity shall consist of **."

        b.    Section 2.5(b).    Section 2.5(b) shall be amended by adding the following sentence at the end of such section:

    "Allegiance shall not be subject to any offsets against the Purchase Price payment, as set forth in revised Purchase Price payment schedule attached as Attachment B to this Amendment Four, which offsets may be available to Genuity under this section as a result of Allegiance's non-fulfillment of a Request associated with the implementation of the Cumulative Required Capacity **, each as set forth in the implementation plan schedule set forth below. The implementation schedule set forth below is solely for calculation of any offsets against the Purchase Price as set forth in the Agreement, and does not in any way supersede or change the Implementation Schedule set forth in Attachment A to this Amendment Four.

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    For avoidance of doubt, and as an illustrative example only, assume Allegiance failed to meet the Cumulative Required Capacity of ** as set forth in the table above. In such event, then Genuity would be entitled to offset against the next Purchase Price payment an amount equal to **.

        c.    Section 3.1(a).    The Purchase Price payment schedule set forth in Section 3.1(a) of the Agreement is deleted in its entirety and replaced with the Purchase Price payment schedule attached hereto as Attachment B.

        d.    Schedule 10.6.    The termination value schedule set forth in Schedule 10.6 of the Agreement is deleted in its entirety and replaced with the termination value schedule attached hereto as Attachment C.

2. **

3.    Effect of Amendments.    Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement. All terms of this Amendment Four shall supersede any conflicting terms set forth in the Agreement. Any terms of the Agreement not expressly amended or replaced herein shall remain in full force and effect.

Signature Page Follows

        IN WITNESS WHEREOF, the Parties have caused this Amendment Four to be executed by their duly authorized representatives.

GENUITY SOLUTIONS INC.		ALLEGIANCE TELECOM COMPANY WORLDWIDE
By:	/s/ COLIN P. BEASLEY	By:	/s/ JEFFREY FEINBERG
Name:	Colin P. Beasley	Name:	Jeffrey Feinberg
Title:	SVP, Network Planning and Engineering	Title:	Vice President & General Manager
Date:	August 21, 2002	Date:	8/21/02

ATTACHMENT A

IMPLEMENTATION PLAN (SECTION 2.4 (a))

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ATTACHMENT B

PURCHASE PRICE PAYMENT SCHEDULE (SECTION 3.1(a))

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Total Payments	$563,010,886

ATTACHMENT C

TERMINATION VALUE (SCHEDULE 10.6)

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  Exhibit 10.1
AMENDMENT FOUR TO INTEGRATED NETWORK SOLUTION PURCHASE AGREEMENT
ATTACHMENT A IMPLEMENTATION PLAN (SECTION 2.4 (a))
ATTACHMENT B PURCHASE PRICE PAYMENT SCHEDULE (SECTION 3.1(a))
ATTACHMENT C TERMINATION VALUE (SCHEDULE 10.6)